UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 22, 2004

Wellman, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Shrewsbury Avenue
Shrewsbury, NJ		07702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 212-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. – Other Events.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated September 22, 2004

Item 8.01. – Other Events.

     On September 22, 2004, Wellman, Inc. issued a press release announcing the Antitrust Division of the Department of Justice has advised the Company that it will not be seeking an indictment of Wellman or any of its employees in connection with its investigation of price fixing in the polyester staple fiber industry. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.

September 22, 2004	/s/ Mark J. Ruday

Mark J. Ruday Vice President, Chief Accounting Officer and Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 22, 2004.

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